AB Active ETFs, Inc.

AB International Buffer ETF

Portfolio of Investments

February 28, 2026 (unaudited)

	Notional Amount		U.S. $ Value

PURCHASED OPTIONS - CALLS – 102.3%
Options on Equity Indices – 102.3%
iShares MSCI EAFE ETF Expiration: Apr 2026; Contracts: 10,373; Exercise Price: USD 0.50; Counterparty: Morgan Stanley & Co., Inc.(a) (premium paid $104,293,508)	USD	518,650	$108,879,987

PURCHASED OPTIONS - PUTS – 0.8%
Options on Equity Indices – 0.8%
iShares MSCI EAFE ETF Expiration: Apr 2026; Contracts: 10,373; Exercise Price: USD 98.46; Counterparty: Morgan Stanley & Co., Inc.(a) (premium paid $1,688,865)	USD	102,132,558	877,245

	Shares

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 3.53%(b) (c) (d) (cost $564,593)		564,593	564,593

Total Investments – 103.6% (cost $106,546,966)(e)			110,321,825
Other assets less liabilities – (3.6)%			(3,846,041)

Net Assets – 100.0%			$106,475,784

CALL OPTIONS WRITTEN

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
iShares MSCI EAFE ETF(f)	Morgan Stanley & Co., Inc.	10,373	USD	104.96	April 2026	USD	108,875	$1,468,741	$(3,424,750)

PUT OPTIONS WRITTEN

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
iShares MSCI EAFE ETF(f)	Morgan Stanley & Co., Inc.	10,373	USD	90.42	April 2026	USD	93,793	$543,979	$(373,635)

(a)	Non-income producing security.
(b)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(c)	The rate shown represents the 7-day yield as of period end.
(d)	Affiliated investments.
(e)

As of February 28, 2026, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $4,756,823 and gross unrealized depreciation of investments was $(2,767,629), resulting in net unrealized appreciation of $1,989,194.

(f)	One contract relates to 100 shares.

Glossary:

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

MSCI – Morgan Stanley Capital International

AB Active ETFs, Inc.

AB International Buffer ETF

February 28, 2026 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2026:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options - Calls	$—	$108,879,987	$—	$108,879,987
Purchased Options - Puts	—	877,245	—	877,245
Short-Term Investments	564,593	—	—	564,593

Total Investments in Securities	564,593	109,757,232	—	110,321,825
Other Financial Instruments(a):
Assets	—	—	—	—
Liabilities:
Call Options Written	—	(3,424,750)	—	(3,424,750)
Put Options Written	—	(373,635)	—	(373,635)

Total	$564,593	$105,958,847	$—	$106,523,440

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the three months ended February 28, 2026 is as follows:

Fund	Market Value 11/30/2025 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 02/28/2026 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$398	$358	$191	$565	$4

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